Exhibit 99.3

                        Pinnacle West Capital Corporation
                         Earnings Variance Explanations
                  For Periods Ended September 30, 2001 and 2000

     This discussion explains the changes in our earnings for the three, nine and twelve months ended September 30, 2001 and 2000. We suggest this section be read along with the Pinnacle West Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2001 and March 31, 2001, and the Pinnacle West Annual
Report on Form 10-K for the fiscal year ended December 31, 2000. Consolidated income statements for the three, nine and twelve months ended September 30, 2001 and 2000 follow this discussion.

OPERATING RESULTS

     The following table summarizes net income for the three, nine and twelve months ended September 30, 2001 and the comparable prior year periods for
Pinnacle West and each of its subsidiaries (dollars in millions):

                                   3 Months Ended      9 Months Ended     12 Months Ended
                                    September 30,       September 30,      September 30,
                                  ----------------    ----------------    ----------------
                                   2001      2000      2001      2000      2001      2000
                                  ------    ------    ------    ------    ------    ------
Arizona Public Service (APS)      $  108    $  124    $  242    $  253    $  296    $  288
Pinnacle West Energy                  13        (1)       14        (2)       14        (1)
APS Energy Services                   (3)       --       (10)       (4)      (19)       (8)
SunCor                                 2         2         3         8         6        11
El Dorado                             --        (9)       --         7        (5)       18
Parent Company (a)                    42        --        42        (2)       42        (3)
                                  ------    ------    ------    ------    ------    ------
Income before accounting change      162       116       291       260       334       305
Cumulative effect of a change
  in accounting - net of
  income taxes                       (12)       --       (15)       --       (15)       --
                                  ------    ------    ------    ------    ------    ------
Net income                        $  150    $  116    $  276    $  260    $  319    $  305
                                  ======    ======    ======    ======    ======    ======

(a) The 2001 amount primarily includes power trading activities.

     OPERATING RESULTS - THREE-MONTH PERIOD ENDED SEPTEMBER 30, 2001 COMPARED
     WITH THREE-MONTH PERIOD ENDED SEPTEMBER 30, 2000

     Our consolidated net income for the three months ended September 30, 2001 was $150 million compared with $116 million for the same period in the prior year. In July 2001, we recognized a $12 million after-tax loss in net income as a cumulative effect of a change in accounting for derivatives, as required by
SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities"
(SFAS No. 133).

     Income before accounting change for the three months ended September 30,
2001 was $162 million compared with $116 million for the same period in the prior year. The major factors that increased (decreased) income before accounting change were as follows (dollars in millions):

                                                                       Increase/
                                                                      (Decrease)
                                                                      ----------
Increased margin on structured power trading activities                 $   52
Increased margin on power marketing, other trading
  and wholesale activities                                                  33
Higher margin from retail sales                                              5
Retail price reductions                                                     (9)
Higher replacement power costs on plant outages                             (6)
SFAS No. 133 accounting adjustment                                          17
                                                                        ------
  Increase in revenues, net of purchased power and fuel expense             92
Higher operations and maintenance expense primarily related to
  generation summer reliability program                                    (37)
Higher other income primarily related to El Dorado                          13
Miscellaneous items, net                                                     8
                                                                        ------
  Net increase in income before income taxes                                76
  Higher income taxes primarily due to higher income                       (30)
                                                                        ------
  Net increase in income before accounting change                       $   46
                                                                        ======

     Electric operating revenues decreased approximately $37 million primarily because of:

*    change in power marketing, trading and wholesale revenues ($42 million, net decrease):
     *    increased trading revenues related to structured power trading activities ($128 million);
     *    decreased wholesale revenues primarily related to generation sales other than for native load ($2 million);
     *    decreased power marketing revenues related to other trading and other wholesale activities ($168 million);
*    increased retail revenues primarily related to higher sales volumes due to weather impacts and customer growth, partially offset by lower average usage per customer ($14 million); and
*    decreased retail revenues related to the reduction in retail electricity prices ($9 million).

     Purchased power and fuel expenses decreased approximately $129 million primarily because of:

*    changes related to power marketing, trading and wholesale sales ($127 million, net decrease):
     *    increased trading costs related to structured power trading activities
          ($76 million);
     *    decreased costs related to generation other than native load ($5 million);
     *    decreased power marketing costs related to other trading and other wholesale activities ($198 million);
*    decreased costs for a SFAS No. 133 adjustment related to changes in electricity and gas market prices ($17 million);
*    increased costs related to higher retail sales volumes and associated higher purchased power and fuel prices ($9 million); and
*    higher replacement power costs primarily for increased plant outages ($6 million).

     The increase in operations and maintenance expenses of $37 million primarily related to the generation summer reliability program (the addition of approximately 500 MW of generating capability to enhance reliability for the summer of 2001, particularly the leasing of gas-fired portable generators) ($29 million) and other costs ($8 million).

     Depreciation and amortization decreased $6 million primarily because of lower regulatory asset amortization.

     Net other income increased $13 million primarily because of a change in the market value of El Dorado's investment in a technology-related venture capital partnership in the prior-year period.

     Interest expense decreased by $6 million primarily because of increased capitalized interest resulting from our generation expansion plan.

     OPERATING RESULTS - NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2001 COMPARED
     WITH NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2000

     Our consolidated net income for the nine months ended September 30, 2001 was $276 million compared with $260 million for the same period in the prior year. In 2001, we recognized a $15 million after-tax loss in net income as a cumulative effect of a change in accounting for derivatives, as required by SFAS
No. 133.

     Income before accounting change for the nine months ended September 30,
2001 was $291 million compared with $260 million for the same period in the prior year. The major factors that increased (decreased) income before accounting change were as follows (dollars in millions):

                                                                       Increase/
                                                                      (Decrease)
                                                                      ----------
Increased margin on generation sales other than native load             $  118
Increased margin on power marketing, other trading
  and wholesale activities                                                  80
Increased margin on structured power trading activities                     52
Lower margin from retail sales                                             (10)
Retail price reductions                                                    (22)
SFAS No. 133 accounting adjustments                                          9
Higher replacement power costs for plant outages                           (94)
                                                                        ------
Increase in revenues, net of purchased power and fuel expense              133
Higher operations and maintenance expenses primarily related to
  generation and other costs                                               (77)
Lower other income primarily related to El Dorado                          (13)
Miscellaneous items, net                                                     9
                                                                        ------
  Net increase in income before income taxes                                52
  Higher income taxes primarily due to higher income                       (21)
                                                                        ------
  Net increase in income before accounting change                       $   31
                                                                        ======

  Electric operating revenues increased approximately $964 million primarily because of:

*    change in power marketing, trading and wholesale revenues ($928 million, net increase):
     *    increased trading revenues related to structured power trading activities ($128 million);
     *    increased wholesale revenues primarily related to generation sales other than for native load ($182 million);
     *    increased power marketing revenues related to other trading and other wholesale activities ($618 million);
*    increased retail revenues primarily related to higher sales volumes due to weather impacts and customer growth, partially offset by lower average usage per customer ($58 million); and
*    decreased retail revenues related to reductions in retail electricity prices ($22 million).

     Purchased power and fuel expenses increased approximately $831 million primarily because of:

*    changes related to power marketing, trading and wholesale sales ($678 million, net increase):
     *    increased trading costs related to structured power trading activities
          ($76 million);
     *    increased costs related to generation other than native load ($64 million);
     *    increased power marketing costs related to other trading and other wholesale activities ($538 million);
*    higher replacement power costs primarily for increased plant outages ($94 million), including costs of $12 million related to the Palo Verde outage extension to replace fuel control element assemblies;
*    increased costs related to higher retail sales volumes and associated higher purchased power and fuel prices ($68 million); and
*    decreased costs related to SFAS No. 133 adjustments related to changes in electricity and gas market prices ($9 million).

     The increase in operations and maintenance expenses of $77 million primarily related to the generation summer reliability program (the addition of approximately 500 MW of generating capability to enhance reliability for the summer of 2001) and increased power plant maintenance ($56 million), increased pension and other costs ($16 million) and a provision for credit exposure related to the California energy situation ($5 million).

     Depreciation and amortization decreased $7 million primarily because of lower regulatory asset amortization.

     Net other income decreased by $13 million primarily because of a change in the market value of El Dorado's investment in a technology-related venture capital partnership in the prior year period and other non-operating costs, partially offset by an insurance recovery of environmental remediation costs.

     Interest expense decreased by $16 million primarily because of increased capitalized interest resulting from our generation expansion plan.

     OPERATING RESULTS - TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2001 COMPARED
     WITH TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2000

     Our consolidated net income for the twelve months ended September 30, 2001 was $319 million compared with $305 million for the same period in the prior year. In 2001, we recognized a $15 million after-tax loss in net income as a cumulative effect of a change in accounting for derivatives, as required by SFAS
No.133.

     Income before accounting change for the twelve months ended September 30,
2001 was $334 million compared with $305 million for the same period in the prior year. The major factors that increased (decreased) income before accounting change were as follows (dollars in millions):

                                                                       Increase/
                                                                      (Decrease)
                                                                      ----------
Increased margin on generation sales other than native load             $  163
Increased margin on power marketing, other trading
  and wholesale activities                                                  83
Increased margin on structured power trading activities                     52
Retail price reductions                                                    (27)
Lower margin from retail sales                                             (13)
SFAS 133 accounting adjustments                                              9
Higher replacement power costs for plant outages                          (116)
                                                                        ------
  Increase in revenues, net of purchased power and fuel expense            151
Higher operations and maintenance expense primarily related to
  generation and other costs                                               (68)
Lower other income primarily related to El Dorado                          (39)
Miscellaneous items, net                                                    11
                                                                        ------
  Net increase in income before income taxes                                55
  Higher income taxes primarily due to higher income                       (26)
                                                                        ------
  Net increase in income before accounting change                       $   29
                                                                        ======

     Electric operating revenues increased approximately $1.26 billion because of:

*    change in power marketing, trading and wholesale revenues ($1.22 billion, net increase):
     *    increased trading revenues related to structured power trading activities ($128 million);
     *    increased wholesale revenues primarily related to generation sales other than for native load ($269 million);
     *    increased power marketing revenues related to other trading and other wholesale activities ($825 million);
*    increased retail revenues primarily related to higher sales volumes due to weather impacts and customer growth, partially offset by lower average usage per customer ($67 million); and
*    decreased retail revenues related to the reduction in retail electricity prices ($27 million).

     Purchased power and fuel expenses increased approximately $1.11 billion primarily because of:

*    changes related to power marketing, trading and wholesale sales ($924 million, net increase):
     *    increased trading costs related to structured power trading activities
          ($76 million);
     *    increased costs related to generation other than native load ($106 million);
     *    increased power marketing costs related to other trading and other wholesale activities ($742 million);
*    higher replacement power costs primarily for increased plant outages ($116 million), including costs of $12 million related to the Palo Verde outage extension to replace fuel control element assemblies;
*    higher costs related to retail sales volumes and associated purchased power and fuel prices ($80 million); and
*    decreased costs for SFAS No. 133 adjustments related to changes in electricity and gas market prices ($9 million).

     The increase in operations and maintenance expenses of $68 million primarily related to generation summer reliability programs (the addition of
500MW of generating capability to enhance reliability for the summer of 2001)
and increased power plant maintenance ($61 million), increased pension and other costs ($10 million), and provisions for credit exposure related to the
California energy situation ($10 million), partially offset by approximately $13 million of non-recurring items recorded in the fourth quarter of 1999.

     Net other income decreased $39 million primarily because of a change in the market value of El Dorado's investment in a technology-related venture capital partnership in the prior year period and other non-operating costs offset by an insurance recovery of environmental remediation costs.

     Interest expense decreased by $19 million primarily because of increased capitalized interest resulting from our generation expansion plan.